AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 12, 2008.


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                               SIXTH AMENDMENT TO

                                     FORM 10


                   GENERAL FORM FOR REGISTRATION OF SECURITIES
     PURSUANT TO SECTION 12(B) OR (G) OF THE SECURITIES EXCHANGE ACT OF 1934

                           PROGRESSIVE TRAINING, INC.
                 (NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)

           DELAWARE                                              7200
  (STATE OR JURISDICTION OF                         (PRIMARY STANDARD INDUSTRIAL
INCORPORATION OR ORGANIZATION)                       CLASSIFICATION CODE NUMBER)

                                   32-0186005
                                  (IRS EMPLOYER
                               IDENTIFICATION NO.)


                       17337 VENTURA BOULEVARD, SUITE 208
                            ENCINO, CALIFORNIA 91316
                                 (818) 784-0040
          (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES
                        AND PRINCIPAL PLACE OF BUSINESS)

                            L. STEPHEN ALBRIGHT, ESQ.
                              ALBRIGHT & BLUM, P.C.
                       17337 VENTURA BOULEVARD, SUITE 208
                            ENCINO, CALIFORNIA 91316
                                 (818) 789-0779
            (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT.

  TITLE OF EACH CLASS                          NAME OF EACH EXCHANGE ON WHICH
                                               EACH CLASS IS TO BE REGISTERED

         NONE                                               NONE


        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT.

                         COMMON STOCK, PAR VALUE $0.0001
                              (TITLE OF EACH CLASS)

         Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of "large accelerated filer," "accelerated filer," and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

     Large accelerated filer  [_]            Accelerated filer  [_]

     Non-accelerated filer    [_]            Smaller reporting company  [X]

(Do not check if a smaller reporting company)

                                EXPLANATORY NOTE

         This Amendment No. 6 to Form 10 on Form 10/A (this "Amendment") amends Progressive Training, Inc.'s (the "Company") Registration Statement on Form 10, originally filed June 13, 2007, and amended by Amendment No. 1 filed October 9, 2007; Amendment No. 2 filed December 10, 2007; Amendment No. 3 filed January 8,
2008); Amendment No. 4 filed February 19, 2008 and Amendment No. 5 filed March 5, 2008 (as amended, the "Original Filing"). The Company is filing this Amendment solely to include Exhibit 5.1, which was inadvertently omitted in the Company's Original Filing.

         Except as described above, no other changes have been made to the Original Filing. This Amendment and attached exhibit continue to speak as of the date of the Original Filing, and the Company has not updated the disclosures contained therein to reflect any events which occurred at a date subsequent to the filing of the Original Filing.

                                    PART III

ITEM 1.  INDEX TO EXHIBITS.

The following exhibits are filed or incorporated by reference as part of this Registration Statement.

(3)      ARTICLES OF INCORPORATION AND BYLAWS

         3.1 Certificate of Incorporation of the registrant dated October 31, 2006, and filed with the Delaware Secretary of State, Division of Corporations on October 31, 2006(1)

         3.2      Bylaws of the registrant, adopted October 31, 2006(1)

(4)      INSTRUMENTS   DEFINING  THE  RIGHTS  OF  SECURITY  HOLDERS,   INCLUDING
         INDENTURES

4.1      Form of Certificate of Common Stock of Progressive Training, Inc.(1)

(5)      OPINION ON LEGALITY

         5.1 Opinion of L. Stephen Albright regarding the legality of the securities being registered(1)

(10)     MATERIAL CONTRACTS

         10.1 Secured Promissory Note of the Registrant, dated April 2, 2007, in favor of Buddy Young(1)

         10.2 Security Agreement, dated April 2, 2007, between Registrant and Buddy Young, as secured party(1)

         10.3 Lease between Registrant, as lessee, and Encino Gardens, LLC, as lessor, for office space at 17337 Ventura Boulevard, Suite 208, Encino, California, the location of Registrant's principal executive offices(1)

(21)     SUBSIDIARIES OF THE REGISTRANT

         NONE

(23)     CONSENTS OF EXPERTS AND COUNSEL

         23.1     Consent of Farber Hass Hurley & McEwen LLP

         23.2     Consent of L. Stephen Albright (included in Exhibit 5.1)(1)

(99)     ADDITIONAL EXHIBITS

         99.1 Cover page to December 2006 issue of Training Magazine together with page 20 through 32 inclusive, containing the Industry Report for Corporation Training(2)

----------
(1) Incorporated by reference to our Registration Statement on Form 10-SB (File No. 000-52684) filed with the Commission on June 13, 2007.

(2) Incorporated by reference to our Registration Statement on Form 10-SB Amendment No. 1 (File No. 000-52684) filed with the Commission on October 9, 2007.

ITEM 2.  DESCRIPTION OF EXHIBITS. N/A

                                   SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                           PROGRESSIVE TRAINING, INC.



   Dated: March 11, 2008                 By:      /S/ BUDDY YOUNG
                                                -------------------------------
                                                BUDDY YOUNG, CEO & CFO

                                  EXHIBIT INDEX

The following exhibits are filed or incorporated by reference as part of this Registration Statement.

(3)      ARTICLES OF INCORPORATION AND BYLAWS

         3.1 Certificate of Incorporation of the registrant dated October 31, 2006, and filed with the Delaware Secretary of State, Division of Corporations on October 31, 2006(1)

         3.2      Bylaws of the registrant, adopted October 31, 2006(1)

(4)      INSTRUMENTS   DEFINING  THE  RIGHTS  OF  SECURITY  HOLDERS,   INCLUDING
         INDENTURES

         4.1      Form of Certificate  of Common Stock of Progressive  Training,
                  Inc.(1)

(5)      OPINION ON LEGALITY

         5.1 Opinion of L. Stephen Albright regarding the legality of the securities being registered(1)

(10)     MATERIAL CONTRACTS

         10.1 Secured Promissory Note of the Registrant, dated April 2, 2007, in favor of Buddy Young(1)

         10.2 Security Agreement, dated April 2, 2007, between Registrant and Buddy Young, as secured party(1)

         10.3 Lease between Registrant, as lessee, and Encino Gardens, LLC, as lessor, for office space at 17337 Ventura Boulevard, Suite 208, Encino, California, the location of Registrant's principal executive offices(1)

(21)     SUBSIDIARIES OF THE REGISTRANT

         NONE

(23)     CONSENTS OF EXPERTS AND COUNSEL

         23.1     Consent of Farber Hass Hurley & McEwen LLP

         23.2     Consent of L. Stephen Albright (included in Exhibit 5.1)(1)

(99)     ADDITIONAL EXHIBITS

         99.1 Cover page to December 2006 issue of Training Magazine together with page 20 through 32 inclusive, containing the Industry Report for Corporation Training(2)

----------
(1) Incorporated by reference to our Registration Statement on Form 10-SB (File No. 000-52684) filed with the Commission on June 13, 2007.

(2) Incorporated by reference to our Registration Statement on Form 10-SB Amendment No. 1 (File No. 000-52684) filed with the Commission on October 9, 2007.